UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2018

ACCURAY INCORPORATED

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace

Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 28, 2018, Accuray Incorporated (the “Company”) entered into (i) an amendment (the “Revolving Loan Amendment”) to its credit and security agreement dated as of June 14, 2017, as previously amended and modified (as further amended, the “Revolving Credit Agreement”), by and among the Company, as borrower, TomoTherapy Incorporated, a direct, wholly-owned subsidiary of the Company, as borrower (together with the Company, the “Borrowers”), any additional borrower that may be added thereto, Midcap Funding X Trust (as successor by assignment from MidCap Funding IV Trust, as successor by assignment from MidCap Financial Trust), individually as a lender and as agent, and the other lenders from time to time parties thereto and (ii) an amendment (the “Term Loan Amendment,” and together with the Revolving Loan Amendment, the “Amendments”) to its credit and security agreement dated as of December 15, 2017, as previously amended and modified (as further amended, the “Term Loan Agreement”), by and among the Borrowers, any additional borrower that may be added thereto, MidCap Financial Trust, individually as a lender and as agent, and the other lenders from time to time parties thereto.

The Term Loan Amendment amended the Term Loan Agreement to, among other things, (i) provide a mechanism for determining an alternative interest rate to replace LIBOR upon the occurrence of certain circumstances, (ii) extend the Term Loan Tranche 2 Commitment Termination Date (as defined in the Term Loan Agreement) from December 31, 2018 until June 30, 2019, (iii) provide that Term Loan Tranche 2 (as defined in the Term Loan Agreement) may be drawn in two separate advances, and (iv) modify the calculation of the prepayment fee set forth in Section 2.2(g) of the Term Loan Agreement.

The Revolving Loan Amendment amended the Revolving Credit Agreement to, among other things, (i) provide a mechanism for determining an alternative interest rate to replace LIBOR upon the occurrence of certain events and (ii) modify the calculation of the deferred revolving loan origination fee set forth in Section 2.2(g) of the Revolving Credit Agreement.

The foregoing summary of the terms of the Amendments do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendments, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: January 4, 2019	By:	/s/ Jesse Chew
Jesse Chew
Senior Vice President & General Counsel

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